WARRANTS	12 Months Ended
Dec. 31, 2011
WARRANTS
WARRANTS

16.          WARRANTS

(a)                       Warrants on Series A Redeemable convertible preferred shares

On September 23, 2005, in conjunction with issuance of Series A redeemable convertible preferred shares (Note 17), the Company granted detachable warrants to certain of its Series A convertible preferred shareholders to purchase up to 7,692,306 Series A redeemable convertible preferred shares at the exercise price of US$0.13 per share, subject to foreign currency adjustments and anti-dilution adjustments (“Series A Warrants”).  The Series A Warrants could be converted at the earlier of the consummation of a qualified IPO as defined in the Series A redeemable convertible preferred shares agreement or within 24 months of the issuance of the Series A Warrants.

During the period from September 14 to September 21, 2007, the Company issued in aggregate 7,692,306 Series A redeemable convertible preferred shares (“PS-A Tranche III”) (Note 17) upon the exercise of detachable warrants for total cash proceeds of US$1,075,000.

The Company accounted for the Series A Warrants as a liability instrument under ASC subtopic 480-10 (“ASC 480-10”) “Distinguishing Liabilities from Equity”, as the underlying Series A redeemable convertible preferred shares are contingently redeemable for cash at a future date. The Series A Warrants were initially carried at fair value, with changes in the fair value included in the consolidated statement of operations.  The aggregate fair value of the Series A Warrants as of the respective dates of conversion totaled US$2,383,789, which together with the exercise price, are reclassified to PS-A Tranche III upon conversion. The Company derived the estimated fair values with the assistance of an independent third party valuation firm.

The effective conversion price used to measure the BCF of the Series A Warrants was US$0.44, which is determined on the exercise date.  No BCF was recognized as the effective conversion price of US$0.44 was higher than the fair value per ordinary share of US$0.39 at the exercise dates.

(b)                       Warrants on ordinary shares

On April 20, 2007, the Company issued warrants with a contractual life of 24 months to its financial advisor to purchase 892,112 of the Company’s ordinary shares at an exercise price of US$0.3587 per ordinary share in consideration for services provided to the Company in respect of the private placement of its Series B redeemable convertible preferred shares (“FA Warrants”).

The Company accounted for the FA Warrants as equity instruments as they require physical settlement.  The Company measured the fair value of the FA Warrants in accordance with ASC subtopic 505-50 (“ASC 505-50”) “Equity-Based Payments to Non-Employees”. ASC 505-50 requires the Company to measure the fair value of the equity instruments as of the earlier of either of the performance commitment date or the date at which the counterparty’s performance is complete.  The Company determined that there was no performance commitment before the completion of the performance and hence measured the estimated fair-value of the warrants when the Series B Redeemable convertible preferred shares were issued in April 20, 2007.  The Company determined the fair value of the FA Warrants, with the assistance of an independent appraisal firm.

The estimated fair value of the FA Warrants amounting to US$108,000 was charged against the gross proceeds of the Series B preferred shares as such costs were incremental and specifically and directly attributable to the issuance of the Series B preferred shares.

No FA Warrants were exercised during the years ended December 31, 2007 and 2008, and on April 20, 2009, the FA Warrants expired unexercised.